UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: December 31, 2011

Date of reporting period: June 30, 2011

Item 1. Reports to Stockholders.

Capital Advisors
growth fund

Semi-Annual Report

June 30, 2011

CAPITAL ADVISORS GROWTH FUND

August 3, 2011

Dear Shareholder,

The following data summarizes Capital Advisors Growth Fund’s performance for the six-month and other holding periods ending June 30, 2011 in comparison to the Fund’s relevant benchmarks:

Periods Ending June 30, 2011

		Russell 1000®	S&P 500®
	Fund	Growth Index	Index
6-Months	4.72%	6.83%	6.02%
12-Months	23.91%	35.01%	30.69%
3-Years	4.92%	5.01%	3.34%
5-Years	4.26%	5.33%	2.94%
10-Years	2.29%	2.24%	2.72%
Inception (12/31/1999)	-0.90%	-1.61%	0.90%

Net Expense Ratio: 1.27%^  Gross Expense Ratio 1.80%

^
The Advisor has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, until April 30, 2012 to ensure that the Net Annual Fund Operating Expenses (excluding AFFE, taxes, interest and extraordinary expenses) do not exceed 1.25% of average daily net assets of the Fund.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

INTRODUCTION

We believe the U.S. stock market remains in a secular bear market.  This is not a forecast for the next six months.  Rather, it is an expectation that the zigzag, low-return market environment we have seen over the past dozen years might continue for several more years.  We will use this letter to explain why we expect stocks to deliver lackluster returns for the next several

CAPITAL ADVISORS GROWTH FUND

years, and we will describe the strategies we are pursuing in the Fund to try to do better for you relative to the stock market as a whole.

SECULAR STOCK MARKET CYCLES…

Over the past 85 years the average return for the U.S. stock market has been about 10% per annum (a little less for large-caps and a little more for small-caps).  This total return of 10% is derived from historical earnings growth of approximately six percent per annum, with the remaining four percent coming from dividends, and the reinvestment of those dividends.

Most investors anchor their expectations for stocks around this long-term average return of 10% – not every year, of course – but over longer-term holding periods of 3-years or more.  In reality, stocks rarely deliver their average return of 10%; even over periods as long as 10-years.  Instead, the average outcome of 10% consists of multiple periods when returns were well above average, and many others that fell far below the trend.

For example, out of 77 rolling 10-year periods since 1926, the S&P 500 Index produced a 10-year return of 15.0% or more 21 times (27% of periods).  These bull market cycles were offset by 15 periods when the 10-year return was 6.0% or less (20% of periods).  Total returns were zero, or negative, in 7% of all 10-year periods since 1926 (source: Morningstar/Ibbotson).

The more interesting point about these cycles of above-average and below-average returns is that they were mostly predictable.  Periods of high returns – i.e. bull markets – began when the price of the stock market was low relative to the earnings of the companies in the market, and they ended when prices were high relative to corporate profits.  The migration of stock prices from a low multiple of earnings to a higher multiple accelerated market returns beyond the trend growth rate in earnings and dividends.

Secular bear markets followed the opposite sequence.  Bear markets began when stock prices were high relative to earnings, and they ended when stocks became cheap compared to earnings.

The table on the following page illustrates a historically strong inverse correlation between beginning valuation and subsequent returns in the stock market over holding periods of three-years.  The historical record indicates that the distribution of likely outcomes in the stock market was much more

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favorable when stock prices were low relative to their earnings.  Conversely, expected returns went down, and risk went up, with each step higher in the valuation spectrum for stocks, as measured by a “normalized” price-to-earnings ratio (P/E)1.

Distribution of 3-Year Returns
Sorted by Beginning Valuation
1,524 Overlapping (monthly) Observations
1881 – 2010

	Average			Frequency of
Beginning Valuation (P/E Range)	3-Year Return	Best	Worst	Neg. Returns
Cheapest Quartile (4.8 – 11.6)	16.3%	194.5%	0.9%	None
2nd Quartile (11.7 – 15.6)	9.6	176.2	-23.5	9.0%
3rd Quartile (15.7 – 19.4)	6.8	99.5	-35.4	23.4%
Expensive Quartile (19.5 – 44.2)	5.9	134.1	-80.8	32.0%

Recent Normalized P/E – 20.6 (August 2011)

Source:  Capital Advisors, Inc.; Robert J. Shiller; Standard & Poor’s

1
A normalized P/E is calculated by dividing the price of a stock market index by the average earnings of the companies in the index over many years – usually 10 – to smooth out the impact of the economic cycle on corporate earnings in the P/E ratio.

The point is this…valuation matters!  When stocks were cheap relative to their earnings, the distribution of most likely outcomes over 3-year time horizons and longer have been materially better than average historically.  Conversely, when stocks have been expensive relative to earnings, the distribution of outcomes has been materially worse than average.

Clairvoyance isn’t necessary for this kind of forecasting.  If we know the current level of the normalized P/E ratio we can make an informed judgment about the range of most likely outcomes for stocks over intermediate time periods of 3-years or more.

Unfortunately, the current forecast looks uninspiring based on the recent normalized P/E ratio of 20.6 (source: Robert J. Shiller; www.econ.yale.edu/~shiller/data.htm).  Based on this starting point, which falls within the most expensive quartile of the historical range, a rational expectation for stocks includes a possible return around 6%, with a nearly one-in-three probability of losing money over the next three years.

While a 6% return is not exactly Armageddon, it is well below the level most investors intuitively expect from stocks.  Likewise, a one-in-three chance of

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losing money over three years seems like a high price to pay for the “opportunity” of earning a single-digit return.  Yet these are the odds implied by the historical record over the past 129 years.

WHEN THE ODDS CHANGE, WE ADJUST OUR BET…

We hope shareholders in the Fund appreciate that we behave differently when stocks are expensive compared to times when they are cheap.  We invest more conservatively when the range of probable outcomes for stocks seems less favorable, like now, so that we might have more capital at our disposal next time the distribution of likely outcomes looks more enticing.

Most recently, stocks entered the “danger zone” from a valuation perspective in early 2010 when the normalized P/E for the S&P 500 Index rose back above 20, following a brief stretch of more favorable valuation during the bear market of 2008-09.  We positioned the Fund conservatively throughout 2010, which hurt the Fund’s return relative to the S&P 500, even though 2010 was a rewarding year on an absolute basis.

We have continued to position the Fund conservatively in 2011.  Our primary strategy for today’s market climate is to emphasize high quality stocks.  To us, this means global companies with low debt, a strong competitive position, and a growing dividend.  Companies like Abbott Labs, AT&T, FedEx, General Electric, Intel, Johnson & Johnson, PepsiCo, Procter & Gamble, Visa, Vodafone, Wal-Mart and Yum Brands, are representative examples from the Fund’s recent portfolio.

General Electric exhibits each of these characteristics.  The company uses its size, scale and intellectual property to carve out a sustainable competitive advantage for itself in diverse business lines with above average growth potential and returns on capital.  GE continuously modifies its portfolio of businesses through internal investment, acquisitions and divestitures, and historically has achieved long-term growth in earnings and dividends in excess of global GDP.

In the face of elevated uncertainty regarding issues like inflation, deflation, fiscal deficits, and economic growth in general, we like the idea of investing in companies like GE, where capable executives spend their careers addressing these very issues all the time.  If opportunities seem better in China than Italy (for example), GE can allocate resources toward China and away from Italy.  If growth potential seems more attractive in energy compared to network television, GE can expand its energy service business, including alternative energy, while selling the NBC Universal business to Comcast (for example).

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We also place a high priority on dividends today.  Consider AT&T, for example.  The stock pays an annual dividend of $1.72 per year.  At its recent price of $29.40, AT&T offers a current yield of 5.85%.  In an environment where stocks and bonds might provide returns in the low single-digits, at best, we are happy to accept cash yields of 3% to 5% whenever we can find them in the stock market.  Several stocks in the Fund’s portfolio fit this description as of August 3rd, including AT&T, Abbott Labs, Blackrock, General Electric, Intel, Johnson & Johnson, PepsiCo, Procter & Gamble, Republic Services, Spectra Energy, and Vodafone.

SEEK GROWTH REGARDLESS OF THE ECONOMY…

Stocks of companies that enable the growth of the mobile internet represent another area of emphasis in the Fund today.  We believe connected devices like smart phones, tablets and GPS systems can proliferate for a long time, regardless of inflation, deflation, weather patterns, or the state of the global economy in general.  Granted, a healthy economy is better for these companies than not.  But smart phones and tablet computers tend to become so central to the lives of those who adopt them that we doubt the standard “disruptors” to the economy would be powerful enough to reverse the trend.  In our opinion, companies like Apple, Broadcom, Google Marvell Technology and Qualcomm seem well positioned along different stages of the mobile device food chain.

CREATE OPPORTUNITIES WITH CASH…

The third element of our investment strategy in the Fund is good old fashioned patience.  As of June 30 the Fund held 11.4% of its assets in cash reserves.  Although it is frustrating to earn almost nothing on this portion of the portfolio, cash can serve a valuable role as a stabilizer during negative periods for the stock market.  More importantly, this reserve stands ready to take advantage of opportunities that inevitably surface from time to time due to normal market volatility.  For example, we added to the Fund’s position in General Electric on August 2nd following eight straight days of losses for the U.S. stock market at the time.

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FUND HOLDINGS

The ten largest holdings in the Fund as of June 30, 2011 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
PepsiCo	15,900	64.63	70.43	4.7
Apple	3,200	305.69	335.67	4.5
Visa	11,040	76.60	84.26	3.9
Johnson & Johnson	13,900	62.65	66.52	3.9
Qualcomm	14,800	49.91	56.79	3.5
AT&T	26,300	29.31	31.41	3.4
UnitedHealth
Group	15,100	37.64	51.58	3.2
Google	1,360	589.93	506.38	2.9
Vodafone Group	25,480	25.34	26.72	2.8
Wal-Mart	12,630	49.84	53.14	2.8

Of the 34 common stocks held by the Fund as of June 30, 2011, the 10 largest holdings represented 35.6% of total assets.  The Fund held 11.4% of its assets in interest bearing cash reserves as of June 30, 2011.

IN SUMMARY…

The stock market doesn’t deliver its “normal” return of 10% under all conditions.  The mythical 10% return from stocks represents an average containing long stretches of very high returns, and offsetting periods of low returns.  More importantly, there are fundamental principles that cause these cycles of returns in the stock market.  A key variable is valuation.  Changes in valuation have caused stock prices to overshoot the long-term trend growth rate for earnings and dividends – around 6% per annum – in both directions on a regular basis.

When inflation was low and stable, and real economic growth was healthy at around 3.0%-3.5% per annum, the “right” P/E ratio2 for the stock market has been higher – around 17-20.  Factors that can drive the valuation multiple lower include inflation, deflation, or slower growth for the economy in general.  Under any of these scenarios the “right” P/E ratio for the stock market may drop to a range of 8-12.

2	We are referring to the “Normalized P/E” in this discussion, where the “E” in the ratio represents the average earnings over 10-years.

CAPITAL ADVISORS GROWTH FUND

As we consider the outlook for stocks today, we can eliminate the possibility of a secular bull market altogether because the valuation of the stock market already falls within the most expensive quartile of its historical range.  The only way to forecast a new bull market from today’s starting point is to assume another bubble, like the period in the late-1990s.

A less optimistic, but realistic outlook for the next several years assumes low and stable inflation, and trend growth for the U.S. economy around 3% per annum.  Under this scenario the P/E ratio may remain elevated, and stock returns might track the trend growth in earnings and dividends – probably around 6% per annum over the next several years.  This is the baseline forecast that shapes our current investment strategy in the Fund.

The pessimistic case for stocks requires inflation, deflation, or a continuation of the economy’s recent 2% growth rate for an extended period in the future.  Any of these three scenarios would likely put downward pressure on the P/E ratio in the years to come, implying even lower returns for the stock market over a 5-10-year time horizon.  Our recent preference for keeping a cash reserve in the Fund pays respect to this possibility for the market’s future.  We plan to adjust the scale of the Fund’s cash reserve, up or down, as new information informs our judgment regarding the probability of this more negative scenario.

In the meantime, we will pursue opportunities for the Fund wherever we find them.  One place where we see value today is “blue chip” stocks with growing dividends.  If the stock market remains mired in a secular period of low returns, as we expect, dividend yields in the 3% to 5% range may serve as the engine for the Fund’s portfolio until conditions improve for the stock market in aggregate.

We also believe the global trend toward connected devices tied to the internet may be a 10 billion unit industry in a few years, regardless of the trend growth rate for the stock market, or the economy.  Based on the experience of past technology mega-cycles, at least a few companies should create substantial wealth from the mobile internet trend.  We hope to find these companies for the Fund, and we have several in the portfolio today that seem promising.

CAPITAL ADVISORS GROWTH FUND

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Channing S. Smith, CFA
Chief Investment Officer/	Portfolio Manager
Portfolio Manager	Capital Advisors Growth Fund
Capital Advisors Growth Fund	Managing Director,
President & CEO,	Capital Advisors, Inc.
Capital Advisors, Inc.

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Channing S. Smith, and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.  Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.

Dollar cost averaging does not assure a profit nor protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Growth stocks typically are more volatile that value stocks, however, value stocks have a lower expected growth rate in earnings and sales.  The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in foreign securities which involves political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may also invest in mid-cap companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.

CAPITAL ADVISORS GROWTH FUND

Correlation: A correlation coefficient is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2011 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/11 – 6/30/11).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2011 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/11	6/30/11	1/1/11 – 6/30/11*

Actual	$1,000.00	$1,047.20	$6.34
Hypothetical (5% return	$1,000.00	$1,018.60	$6.26
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

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SECTOR ALLOCATION OF PORTFOLIO ASSETS – June 30, 2011 (Unaudited)

Percentages represent market value as a percentage of total investments.

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SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited)

Shares	COMMON STOCKS - 88.74%	Value

	Air Delivery & Freight Services - 2.10%
5,300	FedEx Corp.	$502,705

	Asset Management - 2.56%
3,200	BlackRock, Inc.	613,792

	Auto Manufacturers - Major - 2.14%
37,200	Ford Motor Co.*	512,988

	Auto Parts - 2.50%
14,400	Johnson Controls, Inc.	599,904

	Business Services - 3.88%
11,040	Visa, Inc. - Class A	930,230

	Catalog & Mail Order Houses - 1.76%
2,060	Amazon.com, Inc.*	421,249

	Chemicals - Major Diversified - 2.62%
11,800	Celanese Corp. - Class A	629,058

	Communication Equipment - 2.25%
29,700	Corning, Inc.	539,055

	Conglomerates - 2.75%
34,960	General Electric Co.	659,346

	Discount, Variety Stores - 2.80%
12,630	Wal-Mart Stores, Inc.	671,158

	Drug Manufacturers - 5.95%
9,520	Abbott Laboratories	500,942
13,900	Johnson & Johnson	924,628
		1,425,570
	Health Care Plans - 3.25%
15,100	UnitedHealth Group, Inc.	778,858

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Shares		Value

	Independent Oil & Gas - 2.62%
11,300	Range Resources Corp.	$627,150

	Industrial Metals & Minerals - 2.61%
6,600	BHP Billiton Ltd. - ADR	624,558

	Internet Information Provider - 2.87%
1,360	Google, Inc. - Class A*	688,677

	Medical Instruments and Supplies - 2.19%
8,800	Baxter International, Inc.	525,272

	Money Center Banks - 4.11%
9,690	Citigroup, Inc.	403,492
20,700	Wells Fargo & Co.	580,842
		984,334
	Networking & Communication Devices - 1.57%
24,140	Cisco Systems, Inc.	376,825

	Oil & Gas Drilling & Exploration - 1.53%
34,300	SandRidge Energy, Inc.*	365,638

	Oil & Gas Pipeline - 2.69%
23,500	Spectra Energy Corp.	644,135

	Personal Computers - 4.48%
3,200	Apple, Inc.*	1,074,144

	Personal Products - 2.65%
10,000	Procter & Gamble Co.	635,700

	Processed & Packaged Goods - 4.67%
15,900	PepsiCo, Inc.	1,119,837

	Restaurants - 2.10%
9,100	Yum! Brands, Inc.	502,684

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Shares		Value

	Semiconductor - Equipment & Materials - 2.61%
48,100	Applied Materials, Inc.	$625,781

	Semiconductor - Integrated Circuits - 7.80%
15,600	Broadcom Corp. - Class A	524,784
34,090	Marvell Technology Group Ltd.*#	503,339
14,800	Qualcomm, Inc.	840,492
		1,868,615

	Technical & System Software - 1.57%
14,600	Synopsys, Inc.*	375,366

	Telecommunication Services/Domestic - 6.29%
26,300	AT&T, Inc.	826,083
25,480	Vodafone Group Plc - ADR	680,826
		1,506,909
	Waste Management - 1.82%
14,100	Republic Services, Inc.	434,985
	Total Common Stocks (Cost $20,433,297)	21,264,523

	SHORT-TERM INVESTMENTS - 11.40%

2,732,059	Fidelity Institutional Money Market
	Government Portfolio, Class I, 0.01%†
	(Cost $2,732,059)	2,732,059
	Total Investments in Securities
	(Cost $23,165,356) - 100.14%	23,996,582
	Liabilities in Excess of Other Assets - (0.14)%	(32,927)
	Net Assets - 100.00%	$23,963,655

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day yield as of June 30, 2011.
ADR	- American Depository Receipt

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2011 (Unaudited)

ASSETS
Investments in securities, at value
(identified cost $23,165,356)	$23,996,582
Receivables
Dividends and interest	38,779
Prepaid expenses	11,355
Total assets	24,046,716
LIABILITIES
Payables
Fund shares redeemed	45,414
Due to advisor	5,488
Audit fees	8,281
Shareholder reporting	2,650
Transfer agent fees and expenses	1,925
Fund accounting fees	3,448
Distribution fees	4,798
Administration fees	6,789
Chief Compliance Officer fee	1,137
Custodian fees	881
Accrued other expenses	2,250
Total liabilities	83,061
NET ASSETS	$23,963,655

Net asset value, offering and redemption price per share
[$23,963,655 / 1,350,300 shares outstanding; unlimited
number of shares (par value $0.01) authorized]	$17.75

COMPONENTS OF NET ASSETS
Paid-in capital	$24,284,991
Undistributed net investment income	64,871
Accumulated net realized loss on investments	(1,217,433)
Net unrealized appreciation on investments	831,226
Net assets	$23,963,655

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the six months ended June 30, 2011 (Unaudited)

INVESTMENT INCOME
Income
Dividends	$204,007
Interest	166
Total income	204,173

Expenses
Advisory fees (Note 4)	87,496
Distribution fees (Note 5)	29,165
Administration fees (Note 4)	23,332
Fund accounting fees (Note 4)	11,830
Transfer agent fees and expenses (Note 4)	9,987
Registration fees	8,572
Audit fees	8,282
Legal fees	6,363
Chief Compliance Officer fee (Note 4)	3,472
Trustee fees	3,253
Shareholder reporting	2,829
Custody fees (Note 4)	2,383
Insurance	1,692
Miscellaneous fees	1,626
Total expenses	200,282
Less: advisory fee waiver (Note 4)	(54,455)
Net expenses	145,827
Net investment income	58,346

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net realized gain from investments	575,694
Net change in unrealized appreciation on investments	436,981
Net realized and unrealized gain on investments	1,012,675
Net increase in Net Assets
Resulting from Operations	$1,071,021

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010

INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$58,346	$216,581
Net realized gain from investments	575,694	3,706,584
Net change in unrealized
appreciation/(depreciation)
on investments	436,981	(1,538,168)
Net increase in net assets
resulting from operations	1,071,021	2,384,997

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(210,070)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	495,881	158,462
Total increase in net assets	1,566,902	2,333,389

NET ASSETS
Beginning of period	22,396,753	20,063,364
End of period	$23,963,655	$22,396,753
Includes undistributed net
investment income of	$64,871	$6,525

(a)	A summary of share transactions is as follows:

	Six Months Ended
	June 30, 2011		Year Ended
	(Unaudited)		December 31, 2010
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	123,434	$2,159,025	299,803	$4,711,150
Shares issued in
reinvestment of
distributions	—	—	12,155	206,141
Shares redeemed	(94,378)	(1,663,144)	(298,603)	(4,758,829)
Net increase	29,056	$495,881	13,355	$158,462

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	Six Months
	Ended
	June 30,
	2011		Year Ended December 31,
	(Unaudited)		2010	2009		2008		2007	2006

Net asset value,
beginning of period	$16.95		$15.34	$12.68		$17.96		$15.90	$14.87
Income from
investment operations:
Net investment
income/(loss)	0.04		0.16	0.09	(3)	0.01	(3)	(0.03)	(0.06)
Net realized and unrealized
gain/(loss) on investments	0.76		1.61	2.65		(5.28)		2.09	1.09
Total from
investment operations	0.80		1.77	2.74		(5.27)		2.06	1.03
Less distributions:
From net
investment income	—		(0.16)	(0.08)		(0.01)		—	—
Total distributions	—		(0.16)	(0.08)		(0.01)		—	—
Redemption fees retained	—		—	0.00	(3)(4)	0.00	(3)(4)	—	—
Net asset value, end of period	$17.75		$16.95	$15.34		$12.68		$17.96	$15.90

Total return	4.72	%(2)	11.54%	21.64%		-29.35%		12.96%	6.93%

Ratios/supplemental data:
Net assets, end of
period (thousands)	$23,964		$22,397	$20,063		$12,232		$15,428	$16,251
Ratio of expenses to
average net assets:
Before expense waiver	1.72	%(1)	1.78%	1.92%		2.11%		1.89%	1.88%
After expense waiver	1.25	%(1)	1.25%	1.32	%(5)	1.50%		1.50%	1.50%
Ratio of net investment
income/(loss) to average
net assets:
Before expense waiver	0.03	%(1)	0.52%	0.09%		(0.52%)		(0.54%)	(0.72%)
After expense waiver	0.50	%(1)	1.05%	0.69%		0.09%		(0.15%)	(0.34%)
Portfolio turnover rate	23.97	%(2)	130.84%	78.54%		83.95%		78.78%	72.95%

(1)	Annualized.
(2)	Not Annualized.
(3)	Based on average shares outstanding.
(4)	Amount is less than $0.01.
(5)	Effective May 1, 2009, the Advisor contractually agreed to lower the net annual operating expense limit to 1.25%.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2011 (Unaudited)

NOTE 1 - ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-end management investment company.  The Fund began operations on January 1, 2000.  The investment objective of the Fund is to seek long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.     Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.     Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2007 – 2009, or expected to be taken in the Fund’s 2010 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.    Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2011 (Unaudited), Continued

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.     Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.     Redemption Fee: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.     Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

G.     Events Subsequent to the Fiscal Period End: In preparing the financial statements as of June 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 - SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2011 (Unaudited), Continued

Level	1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level
 2 –  Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level
 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2011 (Unaudited), Continued

Short-Term Securities: Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$2,890,539	$—	$—	$2,890,539
Conglomerates	659,346	—	—	659,346
Consumer Goods	2,868,429	—	—	2,868,429
Financials	1,598,126	—	—	1,598,126
Healthcare	2,729,700	—	—	2,729,700
Industrial Goods	434,985	—	—	434,985
Services	3,028,026	—	—	3,028,026
Technology	7,055,372	—	—	7,055,372
Total Common Stocks	21,264,523	—	—	21,264,523
Short-Term Investments	2,732,059	—	—	2,732,059
Total Investments in Securities	$23,996,582	$—	$—	$23,996,582

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at June 30, 2011, the end of the reporting period. The Fund recognized no significant transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the six months ended June 30, 2011.

New Accounting Pronouncement: On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2011 (Unaudited), Continued

The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, the Fund is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 2011, Capital Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.  For the six months ended June 30, 2011, the Fund incurred $87,496 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.25% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended June 30, 2011, the Advisor reduced its fees in the amount of $54,455; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $333,708 at June 30, 2011.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2011	$79,941
2012	90,232
2013	109,080
2014	54,455
$333,708

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2011 (Unaudited), Continued

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

For the six months ended June 30, 2011, the Fund incurred $23,332 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the six months ended June 30, 2011, the Fund incurred $11,830, $5,951, and $2,383 in fund accounting, transfer agency (excluding out-of-pocket expenses), and custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the six months ended June 30, 2011, the Fund was allocated $3,472 of the Chief Compliance Officer fee.

NOTE 5 - DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the six months ended June 30, 2011, the Fund paid the Distribution Coordinator $29,165.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2011 (Unaudited), Continued

NOTE 6 - PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2011, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $5,113,955 and $6,395,488, respectively.

NOTE 7 - INCOME TAXES

The tax character of distributions paid during the six months ended June 30, 2011 and the year ended December 31, 2010 were as follows:

	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010
Ordinary income	$—	$210,070

As of December 31, 2010, the Fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$23,747,448
Gross tax unrealized appreciation	707,503
Gross tax unrealized depreciation	(314,297)
Net tax unrealized appreciation	393,206
Undistributed ordinary income	6,525
Undistributed long-term capital gain	—
Total distributable earnings	6,525
Other accumulated gains/(losses)	(1,792,088)
Total accumulated earnings/(losses)	$(1,392,357)

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sale deferrals.

At December 31, 2010, the Fund had a capital loss carryforward of $1,792,088 which expires as follows:

Year	Amount
2011	$296,341
2016	162,105
2017	1,333,642
$1,792,088

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at June 30, 2011 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2011

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0523 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Capital Advisors, Inc.
2200 South Utica Place, Suite 150
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022-3205

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*               /s/ Douglas G. Hess
           Douglas G. Hess, President

Date     9/7/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Douglas G. Hess
Douglas G. Hess, President

Date     9/7/11

By (Signature and Title)*                     /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date     9/6/11

* Print the name and title of each signing officer under his or her signature